UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 16th Street, Suite 1200 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303.531.8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2021, First Western Financial, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Teton Financial Services, Inc. (“Teton”), parent company of Rocky Mountain Bank, a Wyoming-chartered bank headquartered in Jackson, Wyoming. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Teton will be merged with into the Company (the “Merger”), with the Company continuing as the surviving corporation. The Merger Agreement also provides that following the Merger Rocky Mountain Bank will be merged with and into First Western Trust Bank, a Colorado state bank (“FWTB”) and wholly owned subsidiary of the Company, with FWTB surviving the bank merger.

Subject to the terms and conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of the Company and Teton, at the effective time of the Merger (the “Effective Time”), each share of Teton common stock issued and outstanding immediately prior to the Effective Time, excluding any Cancelled Shares and Dissenting Shares (each as defined in the Merger Agreement), shall have the right to receive (i) a number of shares of Company common stock obtained by dividing 1,373,661 (such shares of stock, the “Company Stock”), as may be adjusted pursuant to the terms of the Merger Agreement, by the number of Teton shares of common stock issued and outstanding immediately prior to the Effective Time, but excluding Cancelled Shares (“Company Closing Shares”), plus (ii) an amount of cash equal to $11,500,000, divided by the number of Company Closing Shares.

The Merger is intended to qualify as a tax-free reorganization under the applicable provisions of the Internal Revenue Code of 1986, as amended, with respect to the Company Stock to be issued to Teton common shareholders. Based on the Company’s July 21, 2021 closing price of $26.46 per share as reported on the NASDAQ, the transaction value is estimated at $47.8 million.

The Merger Agreement contains usual and customary representations and warranties from the Company and Teton.

Teton has agreed to customary covenants, including among other things, (1) Teton’s obligation to hold a meeting of its shareholders to vote upon the approval of the Merger, (2) the conduct of Teton’s and Rocky Mountain Bank’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time, and (3) not to solicit, initiate, encourage or facilitate proposals relating to alternative business combination transactions, or enter into any discussions or any agreement concerning any proposals for alternative business combination transactions (the “Standstill Provision”). The Company has agreed, among other things, to (i) file a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Company Stock (the “Registration Statement”) and (ii) obtain approval for listing on NASDAQ of the Company Stock.

Completion of the Merger is subject to certain customary conditions, including among other things, (1) approval of the Merger, the Merger Agreement and the transactions contemplated thereby by Teton’s shareholders, (2) receipt of required regulatory approvals and expiration of applicable waiting periods, (3) the absence of any law or order prohibiting the consummation of the Merger, (4) the Registration Statement registering the Company Stock having become effective and (5) the Company Stock having been authorized for listing on NASDAQ.

Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including the accuracy of the representations and warranties of the other party and the performance by the other party of its obligations under the Merger Agreement. In addition, the Company’s obligation to consummate the Merger is subject to (1) the Closing Tangible Book Value (as defined in the Merger Agreement) as of the last day of the month ended prior to the month in which the Effective Time occurs being at least $37.7 million, and (2) holders of not more than 5% of the outstanding shares of Teton’s common stock having duly exercised their appraisal rights under Article 13 of the Wyoming Business Corporation Act.

The Merger Agreement provides certain customary termination rights for both the Company and Teton, including if the closing of the Merger has not occurred on or before 270 days following the date of the Merger Agreement, or 300 days following the date of the Merger Agreement if certain regulatory and other approvals have not been received. Among other termination rights, the Company may terminate the Merger Agreement if, on the fifth business day prior to the closing date of the Merger (the “Closing Date”), the average of the volume weighted average price of the Company’s common stock on the NASDAQ for the 20 trading days immediately preceding the fifth business day prior to the Closing Date (the “Average Closing Price”) is above a certain agreed-upon price threshold, unless Teton determines to decrease the amount of Company Stock to be received in the Merger pursuant to the terms of the Merger Agreement. Teton has the right to terminate the Merger Agreement if, on the fifth business day prior to the Closing Date, the Average Closing Price is below a certain agreed-upon price threshold, unless the Company determines to increase the amount of Company Stock to be issued in the Merger pursuant to the terms of the Merger Agreement.

The Merger Agreement also provides that upon termination of the Merger Agreement by the Company under certain circumstances, including Teton failing to convene a meeting of its shareholders to consider and approve the Merger, the Merger Agreement and the transactions contemplated therein or breaching the Standstill Provision, Teton will be obligated to pay the Company a termination fee of $2.2 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

In connection with entering into the Merger Agreement, the Company entered into a Voting and Support Agreement with certain holders of Teton common stock (the “Voting Agreement”). The shareholders that are party to the Voting Agreement beneficially own in the aggregate approximately 38.4% of the outstanding shares of Teton common stock. The Voting Agreement requires that the shareholders party thereto vote all of their shares of Teton common stock in favor of the Merger and against alternative acquisition proposals. The Voting Agreement will terminate upon the earlier of the date that is nine months after the termination of the Merger Agreement or, under certain specified circumstances, upon the termination of the Merger Agreement in accordance with its terms.

Item 2.02	Results of Operations and Financial Condition.

On July 22, 2021, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01	Regulation FD Disclosure.*

On July 22, 2021 the Company and Teton issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.2 to this Current Report on Form 8-K. In addition, supplemental information, dated July 22, 2021, relating to the Merger is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The Company intends to hold an investor call and webcast to discuss its financial results for the second quarter ended June 30, 2021 on Friday, July 23, 2021, at 10:00 a.m. Mountain Time. The Company’s presentation to analysts and investors contains additional information about the Company’s financial results for the second quarter ended June 30, 2021 and is furnished as Exhibit 99.3 and is incorporated by reference herein.

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including exhibits 99.2 and 99.3 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Special Note Regarding the Merger Agreement

The Merger Agreement contains customary representations, warranties, covenants and other terms, provisions and conditions that the Company and Teton made to each other as of specific dates. The assertions embodied in those terms, provisions and conditions were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties to the Merger Agreement in connection with negotiating the terms contained in the Merger Agreement. Moreover, the parties to the Merger Agreement may be subject to a contractual standard of materiality in the Merger Agreement that may be different from what may be viewed as material to shareholders of the Company or Teton or may have been used by the parties for the purpose of allocating risk between the Company, together with its direct and indirect subsidiaries, and Teton, together with its direct and indirect subsidiaries, rather than for the purpose of establishing matters as facts. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding the Company or Teton at the time they were made or otherwise.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that such statements, including statements with respect to the expected benefits of the Merger and the timing of the Merger, are predictions and that actual events or results may differ materially. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those we may expect, including, but not limited to: economic, political and market conditions and fluctuations; competition; the possibility that the expected benefits related to the Merger may not materialize as expected; the Merger not being timely completed, if completed at all; prior to the completion of the Merger, Teton’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all; governmental approval of the Merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger; conditions to the closing of the Merger may not be satisfied; and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”). For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the SEC on March 12, 2021.

Additional Information for Shareholders

The Company intends to file the Registration Statement with the SEC. The Registration Statement will include a proxy statement/prospectus, which will be sent to the shareholders of Teton. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website (myfw.gcs-web.com, under “Financials”) or by contacting Investor Relations at (877)-505-1281.

Participants in the Solicitation

The Company, Teton and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Teton in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about the Company and its directors and executive officers may be found in the definitive proxy statement of the Company relating to its 2021 Annual Meeting of Shareholders filed with the SEC on April 29, 2021, and other documents filed by the Company with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated July 22, 2021*
99.1	Press Release dated July 22, 2021
99.2	Press Release dated July 22, 2021
99.3	Earnings and Investor Presentation dated July 22, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

* The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: July 22, 2021	By: /s/ Scott C. Wylie
Scott C. Wylie
Chairman, Chief Executive Officer and President

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